Novel Anti-TMPRSS6 Monoclonal Antibody Portfolio Exclusive In-Licensing Agreement with Mabwell Therapeutics January 20, 2023 Confidential Exhibit 99.2

Disclaimer and FLS This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, express or implied statements regarding: future product development plans and projected timelines for the initiation and completion of preclinical and clinical trials and other activities; the potential for the results of ongoing preclinical or clinical trials and the efficacy of Disc’s product candidates; future product development and regulatory strategies, including with respect to specific indications; Disc’s plans for Gemini’s assets; Disc’s plans for its hematology portfolio; interactions with regulatory authorities; and Disc’s financial position. The use of words such as, but not limited to, “believe,” “expect,” “estimate,” “project,” “intend,” “future,” “potential,” “continue,” “may,” “might,” “plan,” “will,” “should,” “seek,” “anticipate,” or “could” or the negative of these terms and other similar words or expressions that are intended to identify forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on Disc’s current beliefs, expectations and assumptions regarding the future of Disc’s business, future plans and strategies, clinical results and other future conditions. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. Disc may not actually achieve the plans, intentions or expectations disclosed in these forward-looking statements, and investors should not place undue reliance on these forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements as a result of a number of material risks and uncertainties including but not limited to: (i) the outcome of any legal proceedings that may be instituted against the parties and others related to the merger agreement; (ii) unanticipated difficulties or expenditures relating to the merger, the response of business partners and competitors to the announcement or completion of the merger, and/or potential difficulties in employee retention as a result of the announcement or completion of the merger; (iii) Disc’s listing on the Nasdaq Capital Market and operating as a public company; (iv) the adequacy of Disc’s capital to support its future operations and its ability to successfully initiate and complete clinical trials; (v) the nature, strategy and focus of Disc; (vi) the difficulty in predicting the time and cost of development of Disc’s product candidates; (vii) Disc’s plans to research, develop and commercialize its current and future product candidates; (viii) the timing of initiation of Disc’s planned preclinical studies and clinical trials; (ix) the timing of the availability of data from Disc’s clinical trials; (x) the timing of any planned investigational new drug application or new drug application; (xi) the risk of cessation or delay of any ongoing or planned clinical trials of Disc or its collaborators; (xii) the clinical utility, potential benefits and market acceptance of Disc’s product candidates; (xiii) Disc’s commercialization, marketing and manufacturing capabilities and strategy; (xiv) Disc’s ability to identify additional product candidates with significant commercial potential and to expand its pipeline in hematological diseases; (xv) the risk that Disc may not realize the intended benefits of its drug discovery platform; (xvi) developments and projections relating to Disc’s competitors and its industry; (xvii) the impact of government laws and regulations; (xviii) the impact of public health epidemics affecting countries or regions in which Disc has operations or does business, such as the COVID-19 pandemic, (xix) the timing and anticipated results of Disc’s preclinical studies and clinical trials and the risk that the results of Disc’s preclinical studies and clinical trials may not be predictive of future results in connection with future studies or clinical trials and may not support further development and marketing approval; (xx) the timing and outcome of Disc’s planned interactions with regulatory authorities; (xxi) findings from investigational review boards at clinical trial sites and publication review bodies; (xxii) Disc’s ability to protect its intellectual property position; (xxiii) Disc’s estimates regarding future revenue, expenses, capital requirements and need for additional financing; (xxiv) the other risks and uncertainties described in the “Risk Factors” section of the definitive proxy statement/prospectus dated December 2, 2022 and filed with the SEC under Rule 424(b) and other documents filed by Disc from time to time with the SEC, as well as discussions of potential risks, uncertainties, and other important factors in Disc’s subsequent filings with the Securities and Exchange Commission; and (xxv) the post-closing integration of Disc and Gemini. Any forward-looking statement speaks only as of the date on which it was made. None of Disc, nor its affiliates, advisors or representatives, undertake any obligation to publicly update or revise any forward-looking statement, whether as result of new information, future events or otherwise, except as required by law

Disc is Building a Leading Company Dedicated to Treating Hematologic Diseases Fundamental & Validated Pathways Multiple Clinical Programs with Broad Potential Multiple Near-Term Catalysts Focus on Hematologic Disorders Immense medical need across a wide spectrum of disorders Predictive, objective endpoints Fundamental to red blood cell biology: iron and heme Clinical and genetic evidence of target mechanism in humans Bitopertin in Phase 2 DISC-0974 in Phase 1b/2 New Program: MWTX-003 is Phase 1-Ready Data expected 2023: Bitopertin in EPP DISC-0974 in MF and CKD Initiate Ph 1 MWTX-003 EPP (Erythropoietic Protoporphyria); XLP (X-linked Protoporphyria); MF (myelofibrosis); CKD (chronic kidney disease)

Disc Targets Fundamental Pathways that Impact the Biology of Red Blood Cells Erythropoietic Porphyrias CKD Anemia Sickle Cell Disease Myelodysplastic Syndromes Iron and heme formation play a central role in erythropoiesis Polycythemia Vera Critical points of intervention across multiple hematologic diseases Severe Rare (000s) Widely Prevalent (MMs) Wide Spectrum of Hematologic Diseases Addressable by Disc Portfolio IBD Anemia Anemia of Myelofibrosis Diamond-Blackfan Anemia Hereditary Hemochromatosis Moderate Prevalence (100K+) Beta-Thalassemia

Hepcidin Suppression Increase Iron Hepcidin Induction Reduce Iron Heme Synthesis Modulation Bitopertin (GlyT1 Inhibition) EPP, DBA, other rare blood disorders Phase 2 studies in EPP Phase 2 in DBA – init. 1H’23 DISC-0974 (Anti-HJV mAb) Anemia of MF, CKD, and other chronic diseases Phase 1b/2 MF Anemia - ongoing Phase 1b/2 CKD – init. 1H’23 MWTX-003 (Anti-TMPRSS6 mAb) PV, Beta-Thal, HH, other iron overload diseases IND Accepted by FDA Phase 1 in HV – init. 2H’23 Lead Program (MOA) Disc’s Portfolio Addresses Broad Spectrum of Hematologic Disorders Range of Indications Development Status In-Licensed Programs from Mabwell

Disc's Hematology-Focused Pipeline

Multiple programs in development with pipeline-in-a-product potential

Portfolio	*Program*	*Preclinical / Phase 1 / Phase 2*	*Near-Term Milestones*
Heme Biosynthesis Modulator	**Bitopertin†** GlyT1 Inhibitor Oral, once-daily	Erythropoietic Porphyrias (EPP and XLP) – *Initiated July '22* Diamond-Blackfan Anemia (planned) and other indications	**EPP / XLP** • Phase 2 BEACON Trial in EPP / XLP (open-label, initiated July '22) • Phase 2 AURORA Trial in EPP (placebo-controlled, expected to initiate 2H '22) • Interim open-label data expected by 1H'23
Hepcidin Suppression Increase Iron	**DISC-0974‡** Anti-HJV monoclonal antibody Subcutaneous, once-monthly	Anemia of Myelofibrosis (MF) – *Initiated June '22* Anemia of Chronic Kidney Disease (CKD) – *Initiation expected 1H'23*	**Proof-of-Mechanism** • Phase 1 SAD data presented June '22 **Myelofibrosis Anemia** • Initiated Phase 1b / 2 trial in 1H'22 • Interim open-label data expected in '23 **CKD Anemia** • Expect to initiate Phase 1b / 2 trial 1H'23 • Interim data expected in '23
	DISC-0998‡ Anti-HJV monoclonal antibody Extended half-life	Anemia Associated with Inflammatory Diseases	
Hepcidin Induction Reduce Iron	**MWTX-003** Anti-TMPRSS6 Monoclonal antibody	Polycythemia Vera and Diseases of Iron Overload / Ineffective Erythropoiesis **New program in-licensed from Mabwell is phase 1-ready and strategically aligned with portfolio**	**Phase 1 Proof-of-Mechanism** • IND accepted by FDA • Initiation of Phase 1 study 2H'23 • Interim proof-of-mechanism data '24

Iron Modulation

† Bitopertin in-licensed from Roche; ‡ DISC-0974 and DISC-0998 in-licensed from Abbvie

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Disc is an expert in the role of iron homeostasis in the treatment hematologic disorders Aligns with Disc’s overall strategy of addressing hematologic diseases with high unmet need by targeting fundamental pathways in red blood cell biology Expanding Disc’s Portfolio in Benign Hematology In-licensing anti-TMPRSS6 mAbs underscores Disc’s leadership in hepcidin biology and iron homeostasis Strategic Rationale TMPRSS6 is an increasingly important target in benign hematology: there is burgeoning clinical and preclinical evidence validating TMPRSS6 and role of iron restriction in key diseases Highly complementary mechanism and builds on Disc’s expertise in hepcidin biology Phase 1-ready MWTX-003 means capital-efficient path to clinical proof-of mechanism; Disc maintains guidance on operating runway into 2025 Mabwell Therapeutics Based in San Diego; innovation center of fully-integrated biopharmaceutical company Mabwell (Shanghai) Bioscience; focused on discovery and development of antibody and protein-based drugs Led by CEO Xin Du, PhD (formerly Scripps, UCSD, Silarus Therapeutics) and expert in TMPRSS6 Lead Antibody MWTX-003 Highly potent and durable effects in preclinical studies: ↑ hepcidin and ↓ iron; excellent non-clinical safety Demonstrated efficacy in disease models of beta-thalassemia (presented ASH 2021) and polycythemia vera IND accepted by U.S. FDA in November 2022 – expect to initiate phase 1 study 2H’23 Transaction Summary Disc receives an exclusive license to Mabwell's portfolio of anti-TMPRSS6 antibodies Financial terms $10 million upfront and eligible milestone payments up to $402.5 million; mid-to-high single digit tiered royalties on net sales Disc territories: US, Europe and ROW excluding Greater China and Southeast Asia

Promotes Iron Restriction Decreases GI Absorption Limits Iron Availability Increases Hepcidin Enables Endogenous Production of Hepcidin Erythrocytosis (PV) Ineffective Erythropoiesis Iron Overload Modulates RBC Production Anti-TMPRSS6 mAb Induces Hepcidin Designed to limit iron levels with potential to address a wide range of hematologic disorders

Genetic validation in patients with IRIDA (Iron-Refractory Iron Deficiency Anemia) LOF TMPRSS6 mutation increases hepcidin and reduces iron availability Functionally specific to hepcidin / iron Tissue specific expression primarily in the liver Targeting TMPRSS6 to Increase Hepcidin Potent, specific target controls endogenous hepcidin production Inhibiting TMPRSS6 with an Antibody Enables Hepcidin Production to Suppress Iron TMPRSS6 selectively degrades HJV TMPRSS6

MWTX-003 Effects in Non-Human Primates

Results in deep and sustained suppression of serum iron levels

Single dose of MWTX-003 resulted in ~ 70% suppression of serum iron lasting 3 weeks


30 mg/kg
30 mg/kg
150 mg/kg
150 mg/kg
Serum Iron (μmol/L)
25
20
15
10
5
0
0
10
20
30
40
50
Time (days)

- Potent PD effects observed across multiple preclinical studies consistent with TMPRSS6 inhibition
  - Hepcidin: 3-4 fold induction
  - Serum iron: ~ 60-70% suppression
- MWTX-003 demonstrated excellent safety profile in non-clinical GLP safety studies

10 *Chen B. et al Blood* (2021) 138 (Supplement 1): 941, ASH 2021 Annual Meeting

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Effects in HbbTh3/+ Model of Beta-Thalassemia Significant effects on hallmarks of disease including iron overload, ineffective erythropoiesis and splenomegaly HbbTh3/+ mice were treated with the lead anti-TMPRSS6 antibody at 10 mg/kg IP for 4 weeks ↓ Serum and Liver Iron 60-65% Reduction ↑ Hepcidin Production Up to 4-fold (mRNA) ↑ RBC Production ↓ Spleen Weight Chen B. et al Blood (2021) 138 (Supplement 1): 941, ASH 2021 Annual Meeting

MTWX-003 Development Plans Establish phase 1 proof-of-mechanism and advance program into POC studies with focus on Polycythemia Vera Phase 1 SAD / MAD in HV Plan to Initiate 2H’23 Phase 1b / 2a Proof-of-Concept Study in Polycythemia Vera Additional POC Studies in a Range of Indications Demonstrate proof-of-mechanism (hepcidin, iron, hematologic parameters) Strong proof of therapeutic hypothesis; clarity on regulatory development path Assess safety, PK, hepcidin, iron, hematologic parameters; %Hct and requirement for phlebotomy Hereditary Hemochromatosis Beta-thalassemia Myelodysplastic Syndromes

Novel Anti-TMPRSS6 Monoclonal Antibody Portfolio Exclusive In-Licensing Agreement with Mabwell Therapeutics January 20, 2023 Confidential